SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                                November 12, 1996

                         Commission File Number 0-21377

                          ROFIN-SINAR TECHNOLOGIES INC.
                                    DELAWARE

                                45701 Mast Street
                            Plymouth, Michigan 48170
                                  313/455-5400

                       I.R.S. Employment I. D. 38-3306461




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Item 5.  OTHER EVENTS

On November 12, 1996, Rofin-Sinar Technologies Inc. (the "Company") issued a press release announcing fourth quarter results and year end figures for the period ending September 30, 1996, a copy of which is attached hereto as an exhibit, and incorporated herein by reference thereto.

Item 7.  EXHIBITS

         (a)     Press Release of the Company dated November 12, 1996.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROFIN-SINAR TECHNOLOGIES INC.

                                        by /s/  Hinrich Martinen
                                        --------------------------------------
                                        Executive Vice President, Research and
                                        Development/Operations and Chief
                                        Technical Officer




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                                INDEX TO EXHIBITS

a)   Press Release of the Company dated November 12, 1996.